As filed with the Securities and Exchange Commission on July 31, 2001

                                                      Registration No. 333-64724
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                         POST EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933
                             INSIGHTFUL CORPORATION
             (Exact name of Registrant as specified in its charter)

         Delaware                                              04-2842217
(State or other jurisdiction of                            (I.R.S.  Employer
 incorporation or organization)                            Identification No.)

1700 Westlake Avenue North, Suite 500, Seattle, Washington     98109-3044
        (Address of Principal Executive Offices)               (Zip Code)

                              --------------------

                             INSIGHTFUL CORPORATION
                      2001 STOCK OPTION AND INCENTIVE PLAN
                        2001 EMPLOYEE STOCK PURCHASE PLAN
                  2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                             (Full title of the plan)

                                 Shawn F. Javid
                             INSIGHTFUL CORPORATION
                       (formerly known as MathSoft, Inc.)
                      1700 Westlake Avenue North, Suite 500
                             Seattle, WA 98109-3044
                     (Name and address of agent for service)

                                 (206) 283-8802
          (Telephone number, including area code, of agent for service)

                              --------------------

                                    Copy to:
                                 Gordon H. Hayes
                         Testa, Hurwitz & Thibeault, LLP
                                 125 High Street
                           Boston, Massachusetts 02110
                                 (617) 248-7000

                              --------------------

                                       Calculation of Registration Fee
=====================================================================================================================
Title of Securities  Amount to be        Proposed maximum             Proposed maximum        Amount of registration
to be registered     registered(1)  offering price per share(2)  aggregate offering price(2)          fee(3)
-------------------  -------------  ---------------------------  ---------------------------  -----------------------
    Common Stock,          N/A                  N/A                          N/A                        N/A
    par value $.01
=====================================================================================================================

                                EXPLANATORY NOTES

     This Amendment No. 1 to Registration Statement on Form S-8 is being filed to amend the Registration Statement on Form S-8 (the "Registration Statement") (File No. 333-64724) filed with the Securities and Exchange Commission on July 6, 2001 to add the attached conformed signature pages. The contents of the Registration Statement are incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all the requirements for filing on Form S-8 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on the 31 day of July, 2001.

                                      INSIGHTFUL  CORPORATION

Date: July 31, 2001                   By:  /s/  Shawn  F.  Javid
                                           ---------------------
                                           Shawn  F.  Javid
                                           President and Chief Executive Officer

                        POWER OF ATTORNEY AND SIGNATURES

We, the undersigned officers and directors of Insightful Corporation, hereby severally constitute and appoint Shawn F. Javid, Sarwat H. Ramadan and Kenneth
J. Moyle, Jr., and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, all pre-effective and post-effective amendments to this registration statement and generally do all things in our names and on our behalf in such capacities to enable Insightful Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Exchange Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                      TITLE(S)                                      DATE:
---------                      --------                                      -----
/s/ Shawn F. Javid             President and Chief Executive Officer         July 31, 2001
-----------------------------  (Principal Executive Officer)
Shawn F. Javid

              *                Chairman of the Board of Directors            July 31, 2001
-----------------------------
Charles J. Digate

              *                Chief Financial Officer,                      July 31, 2001
-----------------------------  Treasurer and Secretary
Sarwat H. Ramadan              (Principal Financial and Accounting Officer)


              *                Director                                      July 31, 2001
-----------------------------
Christopher H. Covington

              *                Director                                      July 31, 2001
-----------------------------
Samuel R. Meshberg

              *                Director                                      July 31, 2001
-----------------------------
Mark C. Ozur

              *                Director                                      July 31, 2001
-----------------------------
Arthur H. Reidel

* By:  /s/ Shawn F. Javid      Attorney-in-Fact                              July 31, 2001
-----------------------------
Shawn F. Javid